UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2008

ALTRIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-8940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York	10017-5592
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 663-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 11, 2008, Altria Group, Inc. issued a press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

In addition, on March 11, 2008, the Chairman and Chief Executive Officer of Altria Group, Inc. (the “Company”), Louis C. Camilleri, is hosting a live audio webcast of a conference call in connection with the spin-off of Philip Morris International Inc. (“PMI”) by Altria. During the conference call, Michael E. Szymanczyk and David Beran, who will be Chairman and Chief Executive Officer and Chief Financial Officer of the Company, respectively, following the PMI spin-off, will give presentations on the Company’s growth strategies, capital structure, cost savings and productivity initiatives, opportunities and outlook.

During the conference call, André Calantzopoulos and Hermann Waldemer, who will become Chief Operating Officer and Chief Financial Officer of PMI, respectively, following the spin-off, will give presentations on PMI’s growth strategies, capital structure, cost savings and productivity initiatives, opportunities and outlook.

The Company is furnishing to the Securities and Exchange Commission the following documents attached as Exhibits to this Current Report on Form 8-K and incorporated herein by reference: the text of the opening remarks of Mr. Rolli attached as Exhibit 99.2; the text of Mr. Camilleri’s remarks attached as Exhibit 99.3 hereto; the text of the remarks of Mr. Szymanczyk and Mr. Beran and selected slides attached as Exhibit 99.4 hereto; the text of the remarks of Mr. Calantzopoulos and Mr. Waldemer and selected slides attached as Exhibit 99.5.

Statements in the attached exhibits that are not reported financial results or other historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance. They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under the caption “Cautionary Factors that May Affect Future Results” in the Company’s most recent Annual Report on Form 10-K.

Reconciliations of non-GAAP measures included in this presentation to the most comparable GAAP measures are set forth in Exhibit 99.4 and 99.5 hereto and are available on the Company’s website at altria.com.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including exhibits hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Altria Group, Inc. press release dated March 11, 2008 (furnished pursuant to Item 7.01)
99.2	Opening remarks by Nicholas Rolli (furnished pursuant to Item 7.01)
99.3	Remarks by Louis C. Camilleri (furnished pursuant to Item 7.01)
99.4	Remarks of Michael E. Szymanczyk and David Beran and selected slides (furnished pursuant to Item 7.01)
99.5	Remarks of André Calantzopoulos and Hermann Waldemer and selected slides (furnished pursuant to Item 7.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ G. Penn Holsenbeck
Name:	G. Penn Holsenbeck
Title:	Vice President, Associate General Counsel and Corporate Secretary

DATE: March 11, 2008

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Altria Group, Inc. press release dated March 11, 2008 (furnished pursuant to Item 7.01)
99.2	Opening remarks by Nicholas Rolli (furnished pursuant to Item 7.01)
99.3	Remarks by Louis C. Camilleri (furnished pursuant to Item 7.01)
99.4	Remarks of Michael E. Szymanczyk and David Beran and selected slides (furnished pursuant to Item 7.01)
99.5	Remarks of André Calantzopoulos and Hermann Waldemer and selected slides (furnished pursuant to Item 7.01)